UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 11, 2018

First Internet Bancorp

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

001-35750	20-3489991
(Commission File Number)	(IRS Employer Identification No.)

11201 USA Parkway
Fishers, Indiana	46037
(Address of Principal Executive Offices)	(Zip Code)

(317) 532-7900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01              Regulation FD

On June 11, 2018, First Internet Bancorp (the “Company”) issued a press release announcing the closing of an underwritten public offering.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under Section 18. Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01              Other Events

On June 11, 2018, the Company closed on the sale of 225,750 newly issued shares of the Company’s common stock at an offering price of $33.25 per share pursuant to the exercise in full of the 30-day over-allotment option (the “Option”) granted to Keefe, Bruyette & Woods, Inc., as representative of the underwriters (the “Underwriters”), under the previously announced Underwriting Agreement, dated as of June 7, 2018, by and among the Company, First Internet Bank of Indiana, an Indiana chartered bank and wholly owned subsidiary of the Company, and the Underwriters (the “Underwriting Agreement”).  The Company received net proceeds from the exercise of the Option of approximately $7.1 million, after deducting underwriting discounts and commissions of $1.6625 per share and estimated offering expenses that are payable by the Company.

A full description of the material terms of the Underwriting Agreement was previously reported in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 7, 2018, and the information set forth in such Item 1.01 is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

Number	Description	Method of filing

1.1

Underwriting Agreement, dated as of June 7, 2018, among First Internet Bancorp, First Internet Bank of Indiana and Keefe, Bruyette & Woods, Inc. (incorporated by reference to Exhibit 1.1 to current report on Form 8-K filed June 7, 2018 (File No. 001-35750))

Incorporated by Reference

99.1	Press release dated June 11, 2018	Furnished electronically

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 11, 2018

FIRST INTERNET BANCORP

By:	/s/ Kenneth J. Lovik
Kenneth J. Lovik, Executive Vice President & Chief Financial Officer